UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 15, 2018

ARES MANAGEMENT, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 201-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 15, 2018, the registrant issued a press release and a detailed earnings presentation announcing its financial results for the fourth quarter and year ended December 31, 2017. A copy of the summary press release and the earnings presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

The information disclosed under this Item 2.02, including Exhibit 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On February 15, 2018, the registrant issued a press release announcing (i) that, effective March 1, 2018, it has elected to be taxed as a corporation and (ii) the declaration of a distribution for the five months ended February 28, 2018 of $0.40 per common unit, inclusive of $0.25 per common unit for the fourth quarter of 2017 and $0.15 per common unit for the first two months of the first quarter of 2018, payable on February 28, 2018 to common unitholders of record as of February 26, 2018. The distribution represents a portion of the estimated after tax distributable earnings generated for the five month period ended February 28, 2018. For March 2018, the first month that the registrant is taxed as a corporation, Ares declared a dividend of $0.0933 per common share payable on April 30, 2018 to holders of record on April 16, 2018. The text of the press release is included as Exhibit 99.1 to this Form 8-K.
     The information disclosed under this Item 7.01, including Exhibit 99.1, 99.2 and 99.3 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)                               Exhibits:

Exhibit Number	Description

99.1	Press Release of Ares Management, L.P., dated February 15, 2018
99.2	Presentation of Ares Management, L.P., dated February 15, 2018
99.3	Presentation on Corporate Status Election, dated February 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT, L.P.
By: Ares Management GP LLC, its general partner
Dated: February 15, 2018

	By:	/s/ Michael R. McFerran
	Name:	Michael R. McFerran
	Title:	Chief Financial Officer & Chief Operating Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Ares Management, L.P., dated February 15, 2018
99.2	Presentation of Ares Management, L.P., dated February 15, 2018
99.3	Presentation on Corporate Status Election, dated February 15, 2018

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